Exhibit 99.1

COLONY STARWOOD HOMES ACQUIRES PORTFOLIO OF 3,106 SINGLE-FAMILY RENTAL HOMES FOR $815 MILLION

- Premium Portfolio with 100% Geographic Overlap with Existing Core Markets –

- Increases Company’s Investment in High-Growth California Market by over 40% –

- Builds on Company’s External Growth Strategy, Representing 13% Growth in Asset Base –

Scottsdale, Arizona (June 5, 2017) – Colony Starwood Homes (NYSE: SFR) (the “Company”), a leading single-family rental real estate investment trust (“REIT”), today announced that it entered into a purchase agreement (the “Purchase Agreement”) with Waypoint/GI Venture, LLC pursuant to which it will acquire (the “GI Portfolio Acquisition”) a portfolio of 3,106 single-family rental homes that the Company currently manages (the “GI Portfolio”) for approximately $815 million. The GI Portfolio is located entirely within the Company’s existing markets, including Southern California, Northern California, Chicago, Atlanta, Tampa, Phoenix, Miami and Orlando. As of March 31, 2017, the GI Portfolio was 95.8% occupied.

“This transaction represents another important growth milestone for Colony Starwood Homes, continuing our focus on increasing scale, enhancing market density and realizing incremental operational efficiencies across our platform,” said Fred Tuomi, the Company’s Chief Executive Officer. “The GI Portfolio Acquisition presents an attractive opportunity for the Company to efficiently convert a large portfolio of homes from managed to wholly owned assets, all within our current market footprint with concentration in the high growth California market.”

Pursuant to the Purchase Agreement, the GI Portfolio Acquisition is expected to close in the third quarter of 2017, subject to the satisfaction of various closing conditions.

Additional details on the acquisition may be found in the Form 8-K to be filed today with the Securities and Exchange Commission.

About Colony Starwood Homes

Colony Starwood Homes is one of the largest publicly traded owners and operators of single-family rental homes in the United States. Colony Starwood Homes acquires, renovates, leases, maintains and manages single-family homes in markets that exhibit favorable demographics and long-term economic trends, as well as strengthening demand for rental properties.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws that involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “anticipates,” “expects,” “intends,” “will,” “could,” “believes,” “estimates,” “continue,” and similar expressions. Forward-looking statements are based on certain assumptions and discuss future expectations, describe future plans and strategies and contain financial and operating projections or state other forward-looking information. The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements, including statements related to the GI Portfolio Acquisition and its expected benefits. Factors that could materially and adversely affect the Company’s business, financial condition, liquidity, results of operations and prospects, as well as the Company’s ability to make distributions to its shareholders, include, but are not limited to: the factors referenced in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016; unanticipated increases in financing and other costs, including a rise in interest rates; the availability, terms and the Company’s ability to effectively deploy short-term and long-term capital; the possibility that unexpected liabilities may arise from the Company’s merger (the “Merger”) with Colony American Homes (“CAH”), including the outcome of any legal proceedings that have been or may be instituted against the Company, CAH or others in connection with the Merger and the associated transactions; changes in the Company’s business and growth strategies; the Company’s ability to hire and retain highly skilled managerial, investment, financial and operational personnel; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically, whether the result of market events or otherwise; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large financial institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; declines in the value of single-family residential homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy the Company’s investment objective and business and growth strategies; the Company’s ability to convert the properties it acquires into rental homes generating attractive returns and to effectively control the timing and costs relating to the renovation and operation of the properties; the Company’s ability to complete its exit from the non-performing loans (and related real estate owned) business in the anticipated time period on acceptable terms and to re-deploy net cash proceeds therefrom; the Company’s ability to lease or re-lease its rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; the Company’s ability to effectively manage its portfolio of rental homes; the concentration of credit risks to which the Company is exposed; the rates of default or decreased recovery rates on the Company’s target assets; the adequacy of the Company’s cash reserves and working capital; potential conflicts of interest with Starwood Capital Group Global, L.P., Colony Capital, LLC, Colony NorthStar, Inc. and their affiliates and managed investment activities; the timing of cash flows, if any, from the Company’s investments; the Company’s expected leverage; financial and operating covenants contained in the Company’s credit facilities and securitizations that could restrict its business and investment activities; effects of derivative and hedging transactions; the Company’s ability to maintain effective internal controls as required by the Sarbanes-Oxley Act of 2002 and to comply with other public company regulatory requirements; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended; actions and initiatives of the U.S., state and municipal governments and changes to governments’ policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws (including changes to laws governing the taxation of REITs)) and rates, and similar matters; limitations imposed on the Company’s business and its ability to satisfy complex rules in order for the Company and, if applicable, certain of its subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of the Company’s subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; and the occurrence of any event, change or other circumstance that would compromise the Company’s ability to complete the GI Portfolio Acquisition in the time frame, on the terms or in the manner currently anticipated. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in the reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. Except as required by law, the Company is under no duty to, and the Company does not intend to, update any of the forward-looking statements appearing herein, whether as a result of new information, future events or otherwise.

Contact:

Investor Relations

Phone: 480-800-3490

Email: ir@colonystarwood.com